Exhibit 10.4

SUBSCRIPTION AGREEMENT

ECD Automotive Design, Inc.

4930 Industrial Lane

Kissimmee, FL 34758

Attention: Scott Wallace

Dear Mr. Wallace:

The undersigned (the “Investor”) has agreed to purchase 1,000,000 shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase 100,000 shares of Common Stock at a price of $0.01 per share (the “Warrant Shares” and, together with the Closing Securities ( as defined below), the “Securities”), of ECD Automotive Design, Inc., a Delaware corporation (“ECD”) for an aggregate purchase price of $1,000,000. By executing this agreement (this “Subscription Agreement”), the Investor is agreeing to purchase an aggregate amount of 1,000,000 Shares and 100,000 Warrants (collectively the “Closing Securities”) for an aggregate subscription price of US$1,000,000 (the “Subscription Amount”).

In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, the Investor and ECD agree as follows:

1. Subscription. Subject to the terms and conditions set forth in this Subscription Agreement, (i) the Investor hereby subscribes for and agrees to purchase from ECD at the Closing (as defined herein), and (ii) ECD hereby agrees to issue and sell to the Investor, in each case, the Closing Securities as set forth on the signature page of this Subscription Agreement.

2. Closing. The closing of the sale of the Securities contemplated hereby (the “Closing” and the date on which the Closing occurs, the “Closing Date”) shall take place as soon as practicable after the date hereof. On the Closing Date, ECD shall issue (A) (1) the Shares set forth on the signature page of this Subscription Agreement in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws), in the name of the Investor (or its nominee in accordance with its delivery instructions) or to a custodian designated by the Investor, as applicable, and (2) no later than three business days thereafter, shall provide evidence from ECD’s transfer agent evidencing the issuance to the Investor of such Shares on and as of the Closing Date; and (B) deliver to the Investor a Warrant Agreement, in the form attached hereto as Exhibit A, evidencing the Warrants and the Investor shall pay its Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by ECD.

3. Closing Conditions.

a. The obligation of the parties hereto to consummate the purchase and sale of the Closing Securities pursuant to this Subscription Agreement is subject to the satisfaction or valid waiver by each of the parties hereto of the following conditions on the Closing Date:

(i) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such restraint or prohibition;

(ii) from and after the date hereof, there shall have not occurred any Material Adverse Effect (as defined herein).

b. The obligation of ECD to consummate the issuance and sale of the Closing Securities pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by ECD of the following additional conditions on the Closing Date:

(i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects), at and as of the Closing Date (except for these representations and warranties that speak as of a specified earlier date, which shall be so true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects as of such specified earlier date)), and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date or such earlier date, as applicable; and

(ii) the Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

c. The obligation of the Investor to consummate the purchase of the Closing Securities pursuant to this Subscription Agreement shall be subject to the satisfaction or valid waiver by the Investor of the following additional conditions on the Closing Date:

(i) all representations and warranties of ECD contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date (except for these representations and warranties that speak as of a specified earlier date, which shall be so true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects as of such specified earlier date)), and consummation of the Closing shall constitute a reaffirmation by ECD of each of its representations and warranties contained in this Subscription Agreement as of the Closing Date;

(ii) ECD shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

4. Further Assurances. At the Closing, each of the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement. Upon the terms and subject to the conditions set forth in this Subscription Agreement, at or prior to Closing, each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party hereto in doing, all things reasonably necessary, proper or advisable under applicable legal requirements to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Subscription Agreement.

5. ECD Representations and Warranties. ECD represents and warrants to the Investor, as of the date hereof and as of the Closing Date that:

a. ECD has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware (to the extent such concept exists in such jurisdiction), with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

b. This Subscription Agreement has been duly authorized, executed and delivered by ECD and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement constitutes the valid and binding agreement of ECD and is enforceable against ECD in accordance with its terms, except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, whether considered at law or equity.

c. The execution and delivery of this Subscription Agreement and the compliance by ECD with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of ECD or any of its subsidiaries or the Shares pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which ECD or any of its subsidiaries is a party or by which ECD or any of its subsidiaries is bound or to which any of the property or assets of ECD is subject, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, properties, prospects, general affairs, management, financial position, stockholders’ equity or results of operations of ECD and its subsidiaries, taken as a whole, or materially and adversely affect: (A) the validity of the Shares; or (B) the legal authority or ability of ECD to comply in all material respects with or timely perform the terms of this Subscription Agreement, including the issuance and sale of the Shares ((A)-(B) collectively, a “Material Adverse Effect”); (ii) result in any violation of the provisions of the organizational documents of ECD (the “Organizational Documents”); or (iii) result in any violation of any statute or any law, judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over ECD or any of their properties that would reasonably be expected to have a Material Adverse Effect.

d. ECD is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by ECD of this Subscription Agreement (including, without limitation, the issuance of the Shares pursuant to this Subscription Agreement), other than (i) filings with the SEC, (ii) filings required by applicable state securities laws, (iii) filings required by Nasdaq, or such other applicable stock exchange on which ECD’s Common Stock may then be listed and (iv) those the failure of which to obtain would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

e. There is no material litigation against ECD and ECD is current on all of ECD’s periodic SEC filings and financial statements.

f. The shares of ECD Common Stock are registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, and are currently listed on the Nasdaq Global Market and trade under the symbol ECDA.

g. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 7, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Securities by ECD to the Investor hereunder. The Securities offered hereby (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Neither ECD, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any ECD security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by ECD on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act. The Securities offered hereby will not be subject to a lock-up agreement with ECD, or other contractual agreement restricting transfer, other than such restrictions on transfer as required by applicable securities laws.

h. Except as would not reasonably be expected to result in a Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of ECD, threatened against ECD or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against ECD.

i. ECD is in material compliance with all applicable law, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. ECD has not received any written communication from a governmental authority that alleges that ECD is not in compliance with or is in default or violation of any applicable law.

j. ECD has not paid, and is not under any obligation to pay, any broker’s fee or commission in connection with the sale of the Securities hereunder.

k. ECD is not, and immediately after receipt of payment for the Securities, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

l. ECD has provided the Investor an opportunity to ask questions regarding ECD and made available to Investor all the information reasonably available to ECD that Investor has reasonably and customarily requested for deciding whether to acquire the Securities.

m. There is not pending material litigation against ECD.

n. There has been no action taken by ECD, or, to the knowledge of ECD, any officer, director, equityholder, manager, employee, agent or representative of ECD, in each case, acting on behalf of ECD, in violation of any applicable Anti-Corruption Laws (as herein defined), and (i) ECD has not been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (ii) ECD has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iii) ECD has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

6. Investor Representations and Warranties. The Investor represents and warrants to ECD that:

a. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in paragraphs (a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12), or (a)(13) of Rule 501 under the Securities Act.

b. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Investor’s right to sell the Securities pursuant to an effective registration statement covering the Securities or otherwise in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

c. The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

d. The Investor understands that (i) ECD represents and warrants that the Securities offered hereby are being offered in a transaction not involving any public offering within the meaning of the Securities Act and (ii) that the Securities have not been registered under the Securities Act. The Investor understands that the Securities may not be resold, transferred, pledged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) pursuant to offers and sales that qualify as “offshore transactions” within the meaning of Regulation S under the Securities Act, (ii) pursuant to Rule 144 under the Securities Act, provided that all of the applicable conditions thereof (including those set out in Rule 144(i) which are applicable to ECD) have been met or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, including pursuant to a private sale effected under Section 4(a)(7) of the Securities Act, and in each of cases (i) and (ii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Securities offered hereby shall contain a restrictive legend to such effect, which legend shall be subject to removal as set forth herein. The Investor understands and agrees that the Securities offered hereby will be subject to transfer restrictions described herein, and, as a result, the Investor may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Securities and may be required to bear the financial risk of an investment in the Securities for an indefinite period of time. The Investor understands and agrees that the Investor is purchasing the Securities directly from ECD. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by ECD or his officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements made by ECD and included in this Subscription Agreement and in any other documents delivered by ECD to the Investor in accordance with the terms hereof.

a. The Investor acknowledges and agrees that the Investor has received such information as the Investor deems necessary in order to make an investment decision with respect to the Securities offered hereby, including with respect to ECD. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has had the opportunity to review ECD’s periodic reports filed with the SEC and available at www.sec.gov. The Investor represents and agrees that the Investor and the Investor’s professional advisor(s), if any (i) have had the opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Securities and (ii) have independently made their own analysis and decision to invest in ECD. However, neither any such inquiries, nor any due diligence investigation conducted by the Investor or any of the Investor’s professional advisors nor anything else contained herein, shall modify, limit or otherwise affect the Investor’s right to rely on ECD’s warranties, covenants and agreements contained in this Subscription Agreement. The Investor further acknowledges that any such information consisting of financial estimates, projected financial information and other forward-looking information provided by ECD or its affiliates or representatives is based on a number of assumptions and estimates that are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies which are beyond the control of ECD, and that it is understood that such projections, as to future events, are not to be viewed as facts, that actual results during the period or periods covered by any such projections may differ significantly from the projected results and that such difference may be material and that such projections are not a guarantee of financial performance.

b. The Investor became aware of this offering of the Securities offered hereby solely by means of direct contact between the Investor and ECD, or a representative of ECD, and the Securities were offered to the Investor solely by direct contact between the Investor and ECD, or a representative of ECD. The Investor did not become aware of this offering of the Securities, nor were the Securities offered to the Investor, by any other means. The Investor acknowledges ECD’s representation that the Securities offered hereby were not offered to the Investor by any form of general solicitation or general advertising. Other than in the event of fraud, Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation, or any of their respective affiliates or any of their or their respective affiliates’ control persons, officers, directors, employees or representatives, other than (i) the ECD’s periodic reports filed with the SEC and available at www.sec.gov and (ii) the representations and warranties of ECD contained in this Subscription Agreement, in making its investment or decision to invest in ECD.

c. The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Securities, including those set forth in ECD’s periodic reports filed with the SEC and available at www.sec.gov. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision.

d. Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Securities and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in ECD. The Investor acknowledges specifically that a possibility of total loss of investment exists. The Investor will not look to ECD or ECD for all or part of any such investment loss or losses the Investor may suffer.

e. The Investor represents that no disqualifying event described in Rule 506(d)(1)(i)-(viii) under the Securities Act (a “Disqualification Event”) is applicable to the Investor or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Investor hereby agrees that it shall notify ECD promptly in writing in the event a Disqualification Event becomes applicable to the Investor or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 7(h), “Rule 506(d) Related Party” shall mean a person or entity that is a direct beneficial owner of the Investor’s securities for purposes of Rule 506(d) under the Securities Act.

f. Assuming the accuracy of ECD’s representations and warranties set forth in Section 6, no foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in ECD as a result of the Investor’s purchase and sale of Securities hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over ECD from and after the Closing as a result of the Investor’s purchase and sale of the Securities hereunder.

g. Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by the Investor with the SEC with respect to the beneficial ownership of ECD’s Common Stock prior to the date hereof, if applicable, the Investor is not currently a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision) other than with those persons or entities of the Investor who may be deemed affiliates or control persons acting for the purpose of acquiring, holding or disposing of equity securities of ECD (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

h. In making its decision to purchase the Securities, the Investor has relied solely upon (i) the ECD’s periodic reports filed with the SEC and available at www.sec.gov, (ii) the representations and warranties of ECD contained in this Subscription Agreement and (iii) independent investigation made by the Investor or the investment adviser to which Investor has delegated decision-making authority over investments.

i. The Investor understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Securities or made any findings or determination as to the fairness of this investment.

j. The Investor has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

k. The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor or the investment adviser to which Investor has delegated decision-making authority over investments, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound which would reasonably be expected to have a material adverse effect on the legal authority of the Investor to enter into and perform its obligations under this Subscription Agreement, and, if the Investor is not an individual, will not violate any provisions of the Investor’s charter documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature of the Investor or the investment adviser to which Investor has delegated decision-making authority over investments on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and assuming that this Subscription Agreement constitutes the valid and binding obligation of ECD, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms except as may be limited or otherwise affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

l. The Investor is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Investor agrees to use commercially reasonable efforts to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required by applicable law, the Investor, directly or indirectly, maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required by applicable law, the Investor, directly or indirectly through a third-party administrator, maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Closing Securities were legally derived.

m. The Investor acknowledges that no disclosure or offering document has been provided to the Investor in connection with the offer and sale of the Securities.

n. No broker, finder or other financial consultant has acted on behalf of the Investor in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on ECD.

7. Registration Rights. If, at any time on or after the issuance and delivery of the Shares, the Company proposes to file a registration statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of stockholders of the Company, other than a registration statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company (iv) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (v) for a dividend reinvestment plan and (vi) for an equity line of credit or an at the market offering of securities, then the Company shall give written notice of such proposed filing to the Investor as soon as practicable but not less than ten (10) days before the anticipated filing date of such registration statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, in such offering, and (B) offer to the Investor the opportunity to register the resale of such number of the Shares as such Investor may request in writing (the “Registerable Shares”) within five (5) days after receipt of such written notice (such registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Shares be included in such Piggyback Registration and shall use its commercially reasonable efforts to cause the managing underwriter or underwriters of such Piggyback Registration to permit the Registrable Shares requested by the Investor pursuant to this subsection to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such registration and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof.

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof: (x) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement or (y) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing; provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover reasonable and documented losses, liabilities or damages arising from any such breach. Upon the occurrence of any event described in clause (x) or (y) above, except for the proviso in the first sentence of this Section 9, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to ECD in connection herewith shall promptly (and in any event within one business day) following such termination event be returned to the Investor by wire transfer of U.S. dollars in immediately available funds to the account specified by Investor, without any deduction for or on account of any tax withholding, charges or set-off.

9. Miscellaneous.

a. Neither this Subscription Agreement nor any rights that may accrue to the Investor (other than the Shares and Warrants acquired hereunder, if any, and the rights set forth in Section 8) or ECD hereunder may be transferred or assigned without the prior written consent of each of the other parties hereto, other than an assignment by the Investor to any fund or account managed or advised by the same general partner, managing member or investment manager as the Investor or an affiliate thereof, subject to, if such transfer or assignment is prior to the Closing Date, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Subscription Amount and other terms and conditions.

b. ECD may request from the Investor such additional information as ECD may deem in good faith reasonably necessary to evaluate the eligibility of the Investor to acquire the Securities, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that, ECD agrees to keep any such information provided by the Investor confidential. The Investor acknowledges that ECD may file a copy of the form of this Subscription Agreement with the SEC as an exhibit to a periodic report of ECD or a registration statement of ECD.

c. The Investor acknowledges that ECD, and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, the Investor agrees to promptly notify ECD if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify ECD if they are no longer accurate in all respects).

d. ECD and the Investor are each entitled to rely on this Subscription Agreement and are each irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

e. All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing, in each case, until the expiration of any applicable statute of limitations under applicable law.

f. This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 hereto) except by an instrument in writing, signed by ECD; provided, however, that this Subscription Agreement may not be modified or waived without the prior written consent of Investor unless such modification or waiver does not modify or waive the Subscription Amount or the Price Per Share therefor. No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

g. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as otherwise set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

h. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect so long as this Subscription Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

j. This Subscription Agreement may be executed in one or more counterparts (including by facsimile or any other form of electronic delivery (including ..pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method)) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

k. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that ECD shall be entitled to specifically enforce the provisions of the Subscription Agreement, on the terms and subject to the conditions set forth herein.

l. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

m. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK IN NEW YORK COUNTY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS SUBSCRIPTION AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS SUBSCRIPTION AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS SUBSCRIPTION AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 11(n) OF THIS SUBSCRIPTION AGREEMENT OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9(m).

n. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient; (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient; (iii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid); or (iv) five (5) business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(n).

All communications sent to ECD shall be sent to:

ECD Automotive Design, Inc.

4930 Industrial Lane

Kissimmee, FL 34758

Attention: Scott Wallace, CEO

E-Mail: Scott@ecdautodesign.com

With a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Mitchell Nussbaum, Esq.

Email: MNussbaum@loeb.com

All communications sent to the Investor shall be sent to:

Theodore Duncan

920 Reef Road

Vero Beach FL 32963

Email:

With a copy (which shall not constitute notice) to:

Nutter

155 Seaport Blvd

Boston, MA 02110

Attention : Thomas Rosedale

Email: TRosedale@nutter.com

Each of the parties hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated hereby.

10. Disclosure. ECD shall, within four (4) business days of the Closing Date, issue one or more press releases or furnish or file with the SEC a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, all material terms of this Subscription Agreement and any other material, non-public information that ECD or its employees, agents or representatives have provided to the Investor or any of the Investor’s affiliates, attorneys, agents or representatives at any time prior to the filing of the Disclosure Document. As of such filing of the Disclosure Document, the Investor and the Investor’s affiliates, attorneys, agents or representatives shall not be in possession of any material, non-public information received from ECD or any of its officers, directors, employees, agents or representatives and the Investor shall no longer be subject to any confidentiality or similar obligations under any then-current agreement, whether written or oral, with ECD or any of its affiliates in connection this Subscription Agreement. ECD understands and confirms that the Investor and the Investor’s affiliates, attorneys, agents or representatives will rely on the foregoing representations and covenants in effecting transactions of securities in ECD. Notwithstanding the foregoing, ECD shall not publicly disclose the name of the Investor or any affiliate or investment adviser of the Investor to any person, or include the name of the Investor or any affiliate or investment adviser of the Investor (i) in any press release or marketing materials without the prior written consent (including by e-mail) of the Investor (which consent shall not be unreasonably withheld or conditioned), or (ii) or in any filing with the SEC or any regulatory agency or trading market, without the prior written consent (including by e-mail) of the Investor (which consent shall not be unreasonably withheld or conditioned), except as required by the federal securities laws, rules or regulations, and to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which ECD’s securities are listed for trading, in which case ECD shall provide the Investor with prior written notice (including by e-mail) of such disclosure, and shall reasonably consult with the Investor regarding such disclosure.

11. Non-Reliance and Exculpation. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, ECD or any of its affiliates or any of its affiliates’ control persons, officers, directors and employees), other than the ECD’s periodic reports filed with the SEC and available at www.sec.gov, and the statements, representations and warranties of ECD expressly contained in this Subscription Agreement, in making its investment or decision to invest in ECD. The Investor agrees that no other party (other than ECD), including any such party’s representatives, affiliates or any of its or their control persons, officers, directors or employees, that is not a party hereto shall be liable to the Investor pursuant to this Subscription Agreement related to the private placement of the Securities, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by ECD or any Non-Party Affiliate concerning ECD, any of their controlled affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of ECD or any of ECD’s controlled affiliates or any family member of the foregoing.

12. Other Investors. For the avoidance of doubt, all obligations of the Investor hereunder are separate and several from the obligations of any other investor that may determine to commit to an investment in ECD. The decision of the Investor to purchase the Securities pursuant to this Subscription Agreement has been made by Investor independently of any other investor or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of ECD or any of their respective subsidiaries which may have been made or given by any other investor or investor or by any agent or employee of any other investor or investor, and neither Investor nor any of its agents or employees shall have any liability to any other investor or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other subscription agreement, and no action taken by Investor or other investors pursuant hereto or thereto, shall be deemed to constitute Investor or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Investor or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement or any other subscription agreement. The Investor acknowledges that no other investor has acted as agent for Investor in connection with making its investment hereunder and no other investor will be acting as agent of Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Subscription Agreement. The Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other investor to be joined as an additional party in any proceeding for such purpose.

13. Stock Splits, etc. If any change in ECD’s Common Stock shall occur between the date hereof and immediately prior to the Closing by reason of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number and type of Shares issued to the Investor and the Subscription Amount shall be appropriately adjusted to reflect such change.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Investor: THEODORE DUNCAN

By:	/s/ Theodore Duncan

Name:	Theodore Duncan

Dated:	August 8, 2024

Investor’s EIN: _______________________

Address-Street: 920 Reef Road

City, State, Zip: Vero Beach FL 32963

Telephone No.: _____________________

Email: ____________________________

SUBSCRIPTION:

Number of Shares: 1,000,000

Number of Warrants: 100,000 warrants each to purchase 1 share of Common Stock at a price of $0.01 per share, exercisable for a period of 2 years from the Closing Date

Aggregate Subscription Amount: $1,000,000 USD

IN WITNESS WHEREOF, ECD has accepted this Subscription Agreement as of the date set forth below.

Date Accepted: August 8, 2024

ECD AUTOMOTIVE DESIGN, INC.

By:	/s/ Scott Wallace
Name:	Scott Wallace
Title:	Chief Executive Officer